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                                   AMENDMENT NO. 1


      AMENDMENT NO. 1 dated as of August 12, 1994, between WESTWOOD ONE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors'); each of the Banks party to the Credit Agreement referred to below; BANK OF MONTREAL and THE FIRST NATIONAL BANK OF BOSTON, as Co-Agents for said Banks (individually, a "Co-Agent" and, collectively, the "Co-Agents"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for said Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

      The Company, the Subsidiary Guarantors, the lenders party thereto (individually, a "Bank" and, collectively, the "Banks"), the Co-Agents and the Administrative Agent are parties to a Credit Agreement dated as of February 1, 1994 (the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $125,000,000. The Company, the Subsidiary Guarantors and the Banks wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

      Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

      Section 2. Amendments. Upon the execution and delivery hereof by the Company, each of the Subsidiary Guarantors and the Majority Banks, but effective as of the date hereof, the second proviso to Section 3.03 of the Credit Agreement shall be amended to read in its entirety as follows:

            "; provided that, if the Company so elects in the related notice of prepayment referred to in clause (a) above, all or that part (as specified by the Company in such notice) of any amount required by clause (b) above to be applied to the installments of the Term Loans in the inverse order of maturity shall instead be applied as follows:

                  (i) first, such prepayment shall be applied to the installments of the Term Loans scheduled to be paid on or prior to the later of (x) August 31, 1995 and (y) the date 180 days after the date of such prepayment (such later date, the "Specified Date") in the direct order of the maturities thereof;


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                  (ii)  then (after  prepayment in  full of  the pre-Specified
                  Date installments of the Term Loans pursuant to clause (i) above), (x) one-half of the remainder of such prepayment shall be applied to the post-Specified Date installments in the direct order of the maturities thereof and (y) one-half of the remainder of such prepayment shall be applied to the post-Specified Date installments in the inverse order of their maturities; provided that the aggregate amount applied to the post-Specified Date installments in connection with
                  the  instant  prepayment  pursuant  to   clause  (x)  above,
                  together  with   the  aggregate   amount  of  all   previous
                  prepayments of the post-Specified Date installments pursuant to said clause (x), shall not exceed $5,000,000; and

                  (iii) finally,  any amount  not applied pursuant  to clauses
                  (i) and (ii) above shall be applied to the remaining installments of the Term Loans in the inverse order of the maturities thereof."

      Section  3.    Representations and  Warranties.    The  Company and  the
      Subsidiary Guarantors represent and warrant to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 1.

      Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.















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      IN WITNESS WHEREOF, the  parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.



                                        WESTWOOD ONE, INC.


                                        By  /s/ Farid Suleman


                                        SUBSIDIARY GUARANTORS
                                        _____________________

                                        WESTWOOD ONE RADIO, INC.


                                        By  /s/ Farid Suleman

                                        MUTUAL BROADCASTING SYSTEM, INC.


                                         By  /s/ Farid Suleman

                                         WESTWOOD NATIONAL RADIO CORPORATION


                                         By  /s/ Farid Suleman

                                         WESTWOOD ONE SATELLITE SYSTEMS, INC.


                                         By  /s/ Farid Suleman

                                         WESTWOOD ONE STATIONS-NYC, INC.


                                         By  /s/ Farid Suleman

                                         NATIONAL RADIO NETWORK, INC.


                                         By  /s/ Farid Suleman

                                         THE SOURCE, INC.


                                         By  /s/ Farid Suleman

                                         TALKNET, INC.

                                         By  /s/ Farid Suleman

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                                         KM RECORDS, INC.


                                         By  /s/ Farid Suleman

                                         WESTWOOD ONE STATIONS-LA, INC.


                                         By  /s/ Farid Suleman

                                         UNISTAR RADIO NETWORKS, INC.


                                         By  /s/ Farid Suleman


                                         BANKS
                                         _____


                                         THE CHASE MANHATTAN BANK (NATIONAL
                                           ASSOCIATION), as a Bank and as
                                           Administrative Agent


                                         By  /s/ John P. White
                                           Title:  Vice President

                                         THE FIRST NATIONAL BANK OF BOSTON,
                                           as a Bank and a Co-Agent



                                         By  /s/ Lisa Gallagher
                                           Title:  Director


                                         BANK OF MONTREAL,
                                           as a Bank and a Co-Agent



                                         By  /s/ Catherine Shea
                                           Title:  Director





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                                         CIBC, INC.



                                         By  /s/ Harold Birk
                                           Title:  Vice President

                                         CONTINENTAL BANK



                                         By  /s/ L. Dustin Vincent
                                           Title:  Vice President

                                         SOCIETY NATIONAL BANK



                                         By  /s/ Paul Nestvold
                                           Title:  Officer































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